Exhibit 10.1

FIRST AMENDMENT

TO

SECOND AMENDED AND RESTATED

SENIOR REVOLVING CREDIT AGREEMENT

among

PETROHAWK ENERGY CORPORATION,

as the Borrower,

BNP PARIBAS,

as Administrative Agent,

BANK OF AMERICA, N.A. and

BMO CAPITAL MARKETS FINANCING, INC.,

as Co-Syndication Agents,

JPMORGAN CHASE BANK, N.A.,

WELLS FARGO BANK, N.A. and

FORTIS CAPITAL CORP.

as Co-Documentation Agents,

and

THE LENDERS PARTY HERETO

Effective as of July 24, 2006

FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED SENIOR REVOLVING CREDIT

AGREEMENT

This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR REVOLVING CREDIT AGREEMENT (this “First Amendment”) executed effective as of the 24th day of July, 2006 (the “First Amendment Effective Date”) is among PETROHAWK ENERGY CORPORATION, a corporation duly formed and existing under the laws of the State of Delaware (the “Borrower”); each of the Guarantors signatory hereto (the “Guarantors”); each of the Lenders from time to time party hereto; BNP PARIBAS (in its individual capacity, “BNP Paribas”), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”); Bank of America, N.A. and BMO Capital Markets Financing, Inc., as co-syndication agents for the Lenders (in such capacity, together with their successors in such capacity, the “Co-Syndication Agents”); and JPMorgan Chase Bank, N.A., Wells Fargo Bank, N.A. and Fortis Capital Corp. as co-documentation agents for the Lenders (in such capacity, together with their successors in such capacity, the “Co-Documentation Agents”).

Recitals

A. The Borrower, the Administrative Agent, the other Agents and Lenders named and defined therein as lenders and agents, are parties to that certain Second Amended and Restated Senior Revolving Credit Agreement dated as of July 12, 2006, pursuant to which such lenders and agents provided certain loans and extensions of credit to the Borrower (the “Credit Agreement”).

B. The Administrative Agent has requested, and the Borrower, the Administrative Agent, the Co-Syndication Agents, the Co-Documentation Agents and Lenders have agreed to amend certain provisions of the Credit Agreement.

C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this First Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all section references in this First Amendment refer to sections in the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Certain Defined Terms. The following defined terms in Section 1.02 are hereby amended and restated in their entirety as follows:

(a) “2013 Indenture” means that certain Indenture dated as of the Effective Date among the Borrower, each of the Guarantors as defined therein and U.S. Bank, N.A., as trustee, as amended by the First Supplemental Indenture, dated as of Effective Date, as the same may hereafter be amended or supplemented pursuant to Section 9.04(b).

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(b) “2013 Notes” means those certain $775,000,000 9-1/8% Senior Notes due 2013, issued by the Borrower, as issuer pursuant to the 2013 Indenture.

(c) “Agreement” means this Second Amended and Restated Senior Revolving Credit Agreement, as amended by the First Amendment, as the same may from time to time be further amended, modified, supplemented or restated.

2.2 Additional Defined Terms. Section 1.02 is hereby amended by adding the following defined terms where alphabetically appropriate, which definitions read in their entirety as follows:

“ ‘First Amendment’ means that certain First Amendment to Second Amended and Restated Senior Revolving Credit Agreement dated as of the First Amendment Effective Date among the Borrower, the Guarantors, the Agents and the Lenders.

‘First Amendment Effective Date’ means the date on which the conditions specified in Section 3 of the First Amendment are satisfied (or waived in accordance with Section 12.02).”

2.3 Amendment to Section 9.02(j). Section 9.02(j) is hereby amended and restated in its entirety as follows:

“(j) Debt under the 2013 Notes (and any guarantees thereof by Guarantors) (i) outstanding on the Effective Date and (ii) issued within 180 days of the First Amendment Effective Date, provided that, with respect to this Section 9.02(j)(ii), the aggregate principal amount of such additional notes shall not be greater than $125,000,000.”

2.4 Amendment to Section 9.04(b)(ii)(B). Section 9.04(b)(ii)(B) is hereby amended and restated in its entirety as follows:

“(B) the effect of such amendment or supplement is to issue additional notes, provided that the Borrower may, within 180 days of the First Amendment Effective Date, issue additional notes pursuant to the 2013 Indenture in an aggregate principal amount of up to $125,000,000, or”

Section 3. Conditions Precedent. The effectiveness of this First Amendment is subject to the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 3, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance:

3.1 The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

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3.2 The Administrative Agent shall have received from the Administrative Agent, the Majority Lenders and each of the Guarantors, counterparts (in such number as may be requested by the Administrative Agent) of this First Amendment signed on behalf of such Person.

3.3 No Default or Event of Default shall have occurred and be continuing as of the First Amendment Effective Date.

3.4 The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require.

The Administrative Agent is hereby authorized and directed to declare this First Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 4. Representations and Warranties; Etc. The Borrower and each Guarantor hereby affirms: (a) that as of the date of execution and delivery of this First Amendment, and after giving effect to the transactions contemplated hereby, all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (unless made as of a specific earlier date, in which case, was true as of such date); and (b) that after giving effect to this First Amendment and to the transactions contemplated hereby, no Defaults exist under the Loan Documents or will exist under the Loan Documents.

Section 5. Miscellaneous.

5.1 Confirmation. The provisions of the Credit Agreement (as amended by this First Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this First Amendment.

5.2 Ratification and Affirmation of Borrower and Guarantors. The Borrower and Guarantors hereby expressly (a) acknowledge the terms of this First Amendment, (b) ratify and affirm their obligations under the Loan Documents to which they are a party, (c) acknowledge, renew and extend their continued liabilities under the Guarantee Agreement and the other Security Instruments to which they are a party and agree that their guarantee under the Guarantee Agreement and the other Security Instruments to which they are a party remains in full force and effect with respect to the Indebtedness as amended hereby.

5.3 Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

5.4 No Oral Agreement. THIS WRITTEN FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

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5.5 Governing Law. THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed effective as of the date first written above.

BORROWER:	PETROHAWK ENERGY CORPORATION

	By:	/s/ Floyd C. Wilson
	Name:	Floyd C. Wilson
	Title:	President and Chief Executive Officer

First Amendment – Second Amended and Restated Senior Revolving Credit Agreement

Signature Page 5

GUARANTORS:	PETROHAWK OPERATING COMPANY

P-H ENERGY, LLC

RED RIVER FIELD SERVICES, L.L.C.

PETROHAWK PROPERTIES, LP

By: P-H Energy, L.L.C.
Its General Partner

WINWELL RESOURCES, INC.

WSF, INC.

KSC RESOURCES, INC.

KCS ENERGY SERVICES, INC.

MEDALLION CALIFORNIA PROPERTIES COMPANY

PROLIQ, INC.

	By:	/s/ Floyd C. Wilson
	Name:	Floyd C. Wilson
	Title:	President and Chief Executive Officer

First Amendment – Second Amended and Restated Senior Revolving Credit Agreement

Signature Page 6

PETROHAWK HOLDINGS, LLC

By:	/s/ Connie D. Tatum
Name:	Connie D. Tatum
Title:	President

First Amendment – Second Amended and Restated Senior Revolving Credit Agreement

Signature Page 7

ADMINISTRATIVE AGENT:	BNP PARIBAS,
as Administrative Agent

	By:	/s/ Brian Malone
	Name:	Brian Malone
	Title:	Managing Director

	By:	/s/ Robert Long
	Name:	Robert Long
	Title:	Vice President

First Amendment – Second Amended and Restated Senior Revolving Credit Agreement

Signature Page 8

CO-SYNDICATION AGENT:	BANK OF AMERICA, N.A., as Co-Syndication
Agent

	By:	/s/ Gregory B. Hanson
	Name:	Gregory B. Hanson
	Title:	Principal

First Amendment – Second Amended and Restated Senior Revolving Credit Agreement

Signature Page 9

CO-SYNDICATION AGENT:	BMO CAPITAL MARKETS FINANCING, INC., as Co-Syndication Agent

	By:	/s/ James V. Ducote
	Name:	James V. Ducote
	Title:	Vice President

First Amendment – Second Amended and Restated Senior Revolving Credit Agreement

Signature Page 10

CO-DOCUMENTATION AGENT:	JPMORGAN CHASE BANK, N.A., as Co-Documentation Agent

	By:	/s/ Elizabeth Pavlas
	Name:	Elizabeth Pavlas
	Title:	Assistant Vice President

First Amendment – Second Amended and Restated Senior Revolving Credit Agreement

Signature Page 11

CO-DOCUMENTATION AGENT:	WELLS FARGO BANK, N.A., as
Co-Documentation Agent

	By:	/s/ Stephanie B. Casas
	Name:	Stephanie B. Casas
	Title:	Vice President

First Amendment – Second Amended and Restated Senior Revolving Credit Agreement

Signature Page 12

CO-DOCUMENTATION AGENT:	FORTIS CAPITAL CORP.,
as Co-Documentation Agent

	By:	/s/ David Montgomery
	Name:	David Montgomery
	Title:	Senior Vice President

	By:	/s/ Darrell Holley
	Name:	Darrell Holley
	Title:	Managing Director

First Amendment – Second Amended and Restated Senior Revolving Credit Agreement

Signature Page 13

LENDERS:	BNP PARIBAS

	By:	/s/ Brian Malone
Brian Malone, Managing Director

	By:	/s/ Robert J. Long
Robert J. Long, Vice President

First Amendment – Second Amended and Restated Senior Revolving Credit Agreement

Signature Page 14

LENDERS:	BANK OF AMERICA, N.A.

	By:	/s/ Gregory B. Hanson
	Name:	Gregory B. Hanson
	Title:	Principal

First Amendment – Second Amended and Restated Senior Revolving Credit Agreement

Signature Page 15

LENDERS:	JPMORGAN CHASE BANK, N.A.

	By:	/s/ Elizabeth Pavlas
	Name:	Elizabeth Pavlas
	Title:	Assistant Vice President

First Amendment – Second Amended and Restated Senior Revolving Credit Agreement

Signature Page 16

LENDERS:	WELLS FARGO BANK, N.A.

	By:	/s/ Stephanie B. Casas
	Name:	Stephanie B. Casas
	Title:	Vice President

First Amendment – Second Amended and Restated Senior Revolving Credit Agreement

Signature Page 17

LENDERS:	BMO CAPITAL MARKETS FINANCING, INC.

	By:	/s/ James V. Ducote
	Name:	James V. Ducote
	Title:	Vice President

First Amendment – Second Amended and Restated Senior Revolving Credit Agreement

Signature Page 18

LENDERS:	ALLIED IRISH BANKS P.L.C.

	By:	/s/ Mark Connelly
	Name:	Mark Connelly
	Title:	Vice President

	By:	/s/ Joseph Augustini
	Name:	Joseph Augustini
	Title:	Vice President

First Amendment – Second Amended and Restated Senior Revolving Credit Agreement

Signature Page 19

LENDERS:	AMEGY BANK NATIONAL ASSOCIATION

	By:	/s/ Kenneth R. Batson, III
	Name:	Kenneth R. Batson, III
	Title:	Vice President, Energy Lending

First Amendment – Second Amended and Restated Senior Revolving Credit Agreement

Signature Page 20

LENDERS:	FORTIS CAPITAL CORP.

	By:	/s/ David Montgomery
	Name:	David Montgomery
	Title:	Senior Vice President

	By:	/s/ Darrell Holley
	Name:	Darrell Holley
	Title:	Managing Director

First Amendment – Second Amended and Restated Senior Revolving Credit Agreement

Signature Page 21

LENDERS:	SUNTRUST BANK

	By:	/s/ James M. Warren
	Name:	James M. Warren
	Title:	Managing Director

First Amendment – Second Amended and Restated Senior Revolving Credit Agreement

Signature Page 22

LENDERS:	COMERICA BANK

	By:	/s/ Huma Vadgama
	Name:	Huma Vadgama
	Title:	Vice President

First Amendment – Second Amended and Restated Senior Revolving Credit Agreement

Signature Page 23

LENDERS:	COMPASS BANK

	By:	/s/ Patrick McWilliams
	Name:	Patrick McWilliams
	Title:	Vice President

First Amendment – Second Amended and Restated Senior Revolving Credit Agreement

Signature Page 24

LENDERS:	STERLING BANK

	By:	/s/ Jeff A. Forbis
	Name:	Jeff A. Forbis
	Title:	Senior Vice President

First Amendment – Second Amended and Restated Senior Revolving Credit Agreement

Signature Page 25